The AFL-CIO Housing Investment Trust (HIT) hosted a worker appreciation lunch to honor the hardworking individuals transforming an underutilized property into a catalytic transit, retail, and residential development in Milwaukee. Construction on The Couture is nearly complete and has been constructed utilizing all union labor.

The gathering provided an opportunity for attendees to recognize the crucial role that union construction workers play in shaping and building local communities. Workers were joined by HIT staff, representatives from the Milwaukee Building & Construction Trades Council, Wisconsin State AFL-CIO, Barrett Lo Visionary Development, and general contractor Findorff, as well as Milwaukee Mayor Cavalier Johnson.

HIT Regional Director Paul Sommers addressed the attendees, "The Housing Investment Trust is pleased to partner with the Milwaukee building trades to bring about a development of this scale by investing their pension capital in their community to generate over a million hours of work for their members.” He acknowledged the hard work, dedication, and skill that union construction workers bring to every development project.

The Couture is a transit-oriented development designed to serve as a key thoroughfare connecting Milwaukee’s lakefront and cultural amenities with downtown. When complete, the development will feature 322 units and include public plazas and parks, and pedestrian bridges. A new stop for The Hop, Milwaukee’s streetcar system, is already operational.

Additionally, the Couture’s multimodal transit hub will include a concourse for the Milwaukee County Bus Rapid Transit line, linking downtown to the Milwaukee Regional Medical Center in neighboring Wauwatosa. The project is also designed to qualify for the National Green Building Standard Bronze designation.

“Currently, the HIT has 39 projects in construction in 23 cities across the country. With a $105 million commitment, The Couture was the HIT’s largest Federal Housing Administration new construction investment at the time and largest investment in Wisconsin in its history,” said Mr. Sommers. “We look forward to putting more union capital to work to create housing and generate work for union members in Wisconsin.”

Contact: Dianne Ambrose, 202-467-2569, dambrose@aflcio-hit.com

About the HIT: The HIT is a fixed-income, investment-grade mutual fund with $6.6 billion in net assets. For 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

AFL-CIO Housing Investment Trust | 1227 25th Street NW Suite 500 | Washington, DC 20037 US

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